UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________
FORM 8-K
_____________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2017

TG Therapeutics, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-32639 (Commission File Number)	36-3898269 (IRS Employer Identification No.)

2 Gansevoort Street, 9th Floor
New York, New York 10014
(Address of Principal Executive Offices)

(212) 554-4484
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 8.01. Other Events.

On March 10, 2017, TG Therapeutics, Inc. (“TG” or the “Company”) issued a press release announcing results of operations for the fourth quarter and year ended December 31, 2016. TG also announced that on Friday, March 10, 2017 at 8:30am ET, TG would host an investor conference call during which the Company would provide a brief overview of its fourth quarter and year-end financial results and provide a business outlook for the remainder of 2017. A copy of such press release is being furnished as Exhibit 99.1.

Item 9.01 Financial Statements And Exhibits.

(d) Exhibits.

99.1  Press Release, dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TG Therapeutics, Inc.
(Registrant)

Date: March 10, 2017
By: /s/ Sean A. Power
Sean A. Power
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1.	Press Release, dated March 10, 2017